Supplement Dated January 23, 2014
To The Statement of Additional Information
Dated April 29, 2013

JNL® Investors Series Trust

Please note that all changes apply to your variable annuity and/or variable life product(s).

Effective December 1, 2013, on pages 26-27, please add the following to the table under the heading “Disinterested Trustees”:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Disinterested Trustees
Ellen Carnahan (58) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	108
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (07/07 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director, Integrys Energy Group (12/2003 to present); Governance Committee Chair, Integrys Energy Group (2011 to present); Finance Committee Member, Integrys Energy Group (12/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to present)

John Gillespie (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	108
Principal Occupation(s) During Past 5 Years: Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Edward Wood (57) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	108

Principal Occupation(s) During Past 5 Years:
Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to present); Managing Director, Morgan Stanley Investment Management (06/2010 to 01/2011); President & Principal Executive Officer of the Van Kampen Funds, Van Kampen/Morgan Stanley (12/2008 to 05/2010; Chief Administrative Officer, Van Kampen Investments (01/2008 to 05/2010); Chief Operating Officer, Van Kampen Funds Inc. (01/2008 to 05/2010)

Other Directorships Held by Trustee During Past 5 Years: None

2The interested and disinterested Trustees are elected to serve for an indefinite term.
3Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.

5Trustee Engler’s tenure as Chairperson ended as of December 31, 2013. Trustee Crowley was elected as Chairperson effective January 1, 2014.

Effective December 31, 2013, please delete all references to Dominic A. D’Annunzio and James B. Henry.

Effective January 1, 2014, on pages 26-27, please delete the rows for William J. Crowley, Jr. and Michelle Engler and replace with the following to the table under the heading “Disinterested Trustees”:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Disinterested Trustees
William J. Crowley, Jr. (68) 1 Corporate Way Lansing, MI 48951	Chair of the Board3 (01/2014 to present)5 Trustee 2, 5 (01/2007 to present)	108
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 07/2009 when the company was acquired); Director of Provident Bankshares Corporation (from 05/2003 until 05/2009 when the company was acquired)

Michelle Engler (55) 1 Corporate Way Lansing, MI 48951	Chair of the Board3 (01/2011 to 12/2013)5 Trustee 2 (12/2003 to present)	108
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

2The interested and disinterested Trustees are elected to serve for an indefinite term.
3Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.

5Trustee Engler’s tenure as Chairperson ended as of December 31, 2013. Trustee Crowley was elected as Chairperson effective January 1, 2014.

Effective January 1, 2014, on pages 33-34 please delete the first paragraph in the section entitled “Trustee Compensation” in its entirety and replace it with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2014, each disinterested Trustee is paid by the Funds an annual retainer of $165,000, as well as a fee of $10,000 for each meeting of the Board attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $55,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $2,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $5,000 for his or her services in that capacity.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

This Supplement is dated January 23, 2014.

(To be used with: V6043 04/13 and V6043PROXY 04/13.)
CMX12416 01/14